UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549
Form
8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 21, 2026
THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of
Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone
Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check
the
appropriate
box
below
if
the
Form
8-K
filing
is
intended
to
simultaneously
satisfy
the
filing
obligation
of
the
registrant
under any of the following provisions:
☐
Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a
-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,
indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO
CORPORATION
Item 2.02. Results of Operations and Financial Condition.
On May 21, 2026, The Cato Corporation issued a press release regarding its financial results for the first quarter
ending May 2, 2026. A copy of this press release is hereby incorporated as Exhibit 99.1 hereto.
Item 5.07. Submission of Matters to a Vote
of Security Holders.
On
May
21,
2026,
the
Registrant
held
its
Annual
Meeting.
The
following
are
the
voting
results
on
each
matter
submitted to the Registrant’s
stockholders at the
Annual Meeting. The
proposals below are described
in detail in the
Proxy Statement.
At the Annual Meeting, the three nominees for director
were elected to the Registrant’s Board
of Directors (Proposal
1 below).
In
addition, management’s
proposal regarding the Company’s executive
compensation was approved
(Proposal
2
below).
In
addition,
management’s
proposal
regarding
the
selection
of
PricewaterhouseCoopers
LLP
as
the
Company’s
independent registered public
accounting firm for
the fiscal year ending
January 31, 2026
was approved (Proposal
3
below).
Summary of Voting
By Proposal
1.
To elect
Dr. Pamela L Davies, Thomas
B. Henson and Bryan F.
Kennedy III, each for a term expiring in 202
9
and until their successors are elected and qualified. Votes
recorded, by nominee, were as follows:
Nominee
For
Abstain
Broker
Non-Votes
Dr. Pamela L Davies
24,168,124
2,213,658
2,051,676
Thomas B. Henson 24,179,447 2,202,335 2,051,676
Bryan F. Kennedy III 24,054,725 2,327,057 2,051,676
2. To
approve,
on an
advisory
basis, the
Company’s executive
compensation. The
Company’s shareholders
voted
to
approve this
proposal with
24,699,1186 for
and 1,284,938 votes
against. There were
397,658 abstentions and 2,51,676 Broker non-votes
3.
To
ratify
the
selection
of
PricewaterhouseCoopers
LLP
as
the
Company’s
independent
registered
public
accounting firm
for the
fiscal year
ending
January 30,
2027. The
Company’s
shareholders
voted to
approve
this proposal with 28,338,866 for and 63,838 votes against. There were 30,754 abstentions.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 - Press Release issued May 21, 2026
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.
THE CATO
CORPORATION
May 26, 2026
/s/ John P.
D. Cato
Date
John P.
D. Cato
Chairman, President and
Chief Executive Officer
May 26, 2026 /s/ Charles D. Knight
Date
Charles D. Knight
Executive Vice President
Chief Financial Officer

Exhibit Index
Exhibit Exhibit No.
99.1 - Press Release issued May 21, 2026
99.1
104
Cover page Interactive Data File (embedded within Inline
XBRL document)